SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 7, 2002

                               Netro Corporation
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               (Exact name of Registrant as Specified in Charter)

           Delaware                     000-26963                 77-0395029
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 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                       95134
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code    (408) 216-1500

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

The full text of the November 7, 2002 press release, a copy of which is filed herewith as Exhibit 99.1, is incorporated by reference herein.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Except for the historical information contained herein, the matters discussed herein are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, political and economic conditions in the countries we do business in, business conditions generally, growth in the telecommunications industry, delays in the expansion of networks by existing customers, the financial condition and strategy of our OEM partners, lower than expected customer orders, competitive pressures, technological difficulties encountered in developing new products, the availability of capital to service providers, the ability to timely adapt the Angel product for the international marketplace, achieving revenues from the Angel product and the Company's ability to manufacture and sell the Angel product on a cost-effective basis. The Company expressly disclaims any responsibility to update any projections contained herein. Further information regarding these and other risks is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Quarterly Reports on Form 10-Q for the three months ended March 31, 2002 and for the six months ended June 30, 2002, and its other filings with the Securities and Exchange Commission.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2002                 By:  /s/ Sanjay Khare
                                             ----------------------------------
                                             Sanjay Khare
                                             Vice President and Chief Financial
                                             Officer


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                                 Exhibit Index


         99.1     Press Release dated November 7, 2002